                                                                    EXHIBIT 10.8

     Cayman
       Chemical
                                                                      LEASE

     THIS LEASE (the "Lease") is made as of the 4th day of January, 1999, between MAXEY, LLC, a Michigan limited liability company, whose address is 1180 East Ellsworth, Ann Arbor, Michigan 48108 ("Landlord"), and ESPERION THERAPEUTICS, INC., a Delaware corporation, whose address is 3621 South State Street, 695 KMS Place, Ann Arbor, Michigan 48108 ("Tenant").
                                                   ------

                                  WITNESSETH:

     WHEREAS, Tenant desires to lease the vivarium annex to the building owned by Landlord at 1180 East Ellsworth Road, Pittsfield Township, Washtenaw County, Michigan, containing approximately 5,150 square feet of space (the "Premises") and

     WHEREAS, upon the terms and subject to the conditions hereinafter set forth, Landlord has agreed to lease the Premises to Tenant.

     NOW, THEREFORE, in consideration of the terms, conditions and covenants hereinafter set forth to be paid, kept and performed by Landlord and Tenant, the parties hereto agree as follows:

     1.   Grant of Lease. Upon and subject to the terms, conditions, covenants
          --------------
an provisions of this Lease, Landlord agrees to lease and hereby leases to Tenant, and Tenant agrees to rent and hereby rents from Landlord, the Premises.

     2.   Term.
          ----

          (a)  The initial term of this Lease (the "Initial Term") shall be for
                                                    ------------
two (2) years, commencing on the later to occur of (a) January 1, 1999, or (b) the date upon Landlord substantially completes the improvements to the Premises specified on Exhibit A attached hereto (the "Commencement Date"), and expiring
                                             -----------------
on midnight of the second anniversary of the Commencement Date (the "Expiration
                                                                     ----------
Date"). Notwithstanding the foregoing, in the event that the Commencement Date
----
shall not have occurred by February 2, 1999, Tenant may terminate this Lease by giving written notice of such election at any time thereafter and prior to the Commencement Date.

          (b)  Tenant may extend the Initial Term by three (3) successive one
(1) year periods (each a "Renewal Term"), each commencing on the anniversary of
                          ------------
the Commencement Date, by giving Landlord notice of such election not less than ninety (90) prior to the expiration of the Initial Term or the then running Renewal Term, as the case may be. Within thirty (30) days after receipt of such notice, Landlord may either refuse or consent to said renewal by providing written notification to Tenant. Such consent or refusal shall be at the sole and absolute discretion of the Landlord. Should Landlord agree to renew, Landlord shall give Tenant written notice setting forth the rent for said Renewal Term. Rent for any given Renewal Term shall not be increased by more than 5% above the rental rate which prevails at the time of renewal. Tenant shall have thirty (30) days after receipt of such notice from Landlord to elect to terminate this Lease by giving written notice of such termination to Landlord. Absent such termination, Tenant shall be deemed to have elected to extend the term of this Lease by such Renewal Term. Excepting the amount of the rent, the terms and conditions of this Lease shall apply during each such Renewal Term. The Initial Term, as it may be extended by one or more Renewal Terms, shall be hereinafter referred to as the "Lease Term."
                                                ----------

     3.   Rent. For the use and occupancy of the Premises during the Initial
          ----
Term, Tenant shall pay Landlord rent of $340,000.00. Tenant shall pay such rent in monthly installments of $13,000.00 for the first 10 months of the Term and $15,000.00 for each month thereafter (the "Minimum Monthly Rent"), in advance,
                                           --------------------
commencing on the Commencement Date and continuing on the first day of each calendar month thereafter during the Term, without any offset or deduction. Should the Initial Term commence on a day other than the first day of a calendar month, then the rental for such first fractional month shall be computed on a daily basis for the period from the Commencement Date to the end of such calendar month at an amount equal to 1/30th of the Minimum Monthly Rent for each day. Should the Lease Term end on a day other than the last day of a calendar month, then the rental for such fractional month shall be computed on a daily basis at an amount equal to 1/30th of the Minimum Monthly Rent for each day. Tenant shall pay Landlord the Minimum Monthly Rent in lawful money of the United States at the address for Landlord set forth in the introductory paragraph of this Lease, or to such other persons or at such other places as Landlord may designate in writing to Tenant.

     4.   Late Charge. If any installment of the Monthly Minimum Rent or any
          -----------
other payment provided for under this Lease which is payable by Tenant is not received by Landlord within five (5) days of the date when due, Tenant shall immediately pay Landlord an amount equal to 5% of the overdue amount as a late charge (the "Late Charge"). Landlord and Tenant agree that the Late Charge represents a fair and reasonable estimate of the costs that Landlord will incur by reason of any such late payment by Tenant. Acceptance of the Late Charge by Landlord shall not constitute a waiver of Tenant's default with respect to the overdue amount, nor prevent Landlord from exercising any other rights and remedies available to Landlord under this Lease.

     5.   Interest on Overdue Amounts. The Minimum Monthly Rent and all other
          ---------------------------
amounts due Landlord under this Lease which are not paid within five (5) days of the date when due shall bear interest at a per annum rate equal to the "prime rate" (or substantial equivalent) announced from time to time (as adjusted monthly) by Comerica Bank, Detroit, Michigan, plus 2% (the "Interest Rate"),
                                                            -------------
from the date due until paid; provided, however, that if such rate shall exceed the lawful rate of interest which Landlord is entitled to charge under applicable law, then the per annum rate of interest on any such overdue amounts shall be the maximum rate permitted by applicable law.

     6.   Personal Property Taxes. Tenant shall pay all taxes, assessments and
          -----------------------
charges of any kind which shall be levied, assessed or charged upon Tenant's leasehold interest in the Premises or upon personal property owned by Tenant and at any time located within the Premises, including, without limitation, all improvements made within the Premises by or on behalf of Tenant at Tenant's expense as provided in M.C.L A. (S)211.8(h), as amended. Accordingly, Tenant shall report such leasehold improvements as personal property in the statement of assessable property that Tenant is required to file by M.C.L.A.
(S)211.19, as amended, and shall cooperate with Landlord in ensuring that such leasehold improvements are not assessed as real property.

     7.   Gross Lease.   This Lease Is intended to be a "gross lease."
          -----------
Accordingly, the Minimum Monthly Rent is inclusive of all insurance premiums, real property taxes, operating charges, maintenance charges, utility charges (excluding telephone service and toll charges, which Tenant shall pay directly to the service provider) and any other charges, costs and expenses which arise or may be contemplated under any provision of this Lease during the Term and which are not the responsibility of Tenant, as specified herein. Notwithstanding the foregoing, Tenant shall be responsible for keeping the Premises in a clean, neat and safe condition and for any costs it incurs to do so.

     8.   Use of Leased Premises.
          ----------------------

          (a) Tenant may use the Premises as an animal vivarium for purposes of research and development and for no other purpose without Landlord's prior written consent, which consent will not be unreasonably withheld or delayed. Tenant shall not use the Premises for any purpose in violation of any law, municipal ordinance or regulation, including, without limitation, the zoning ordinance of the Township of Pittsfield, Michigan. Tenant shall, at its sole cost and expense, obtain any permits or licenses necessary to operate the Premises as permitted by this Section.

          (b) Tenant shall, at Tenant's sole expense, comply in all respects with all applicable laws, ordinances, orders, rules, regulations, of any governmental authorities and with any directive of any public officer which shall Impose any violation, order or duty upon Landlord or Tenant with respect to the Premises or the use or occupation thereof or signage thereon, including, without limitation, any governmental law or statute, rule, regulation, ordinance, code, policy or rule of common law now or hereafter in effect relating to the environment, health or safety with the exception of any pre-existing condition, which shall be the responsibility of the Landlord.

          (c) Notwithstanding the foregoing subsection, Landlord shall be solely responsible for any structural, electrical or mechanical changes to the Premises mandated by applicable law and that are not mandated by reason of Tenant's use of the Premises. Landlord shall indemnify, save and hold Tenant harmless from and against any claim, liability, loss, damage or expense (including, without limitation, reasonable attorneys' fees and disbursements) arising out of Landlord's failure to observe the foregoing covenant, which indemnity obligation shall survive the expiration or termination of this Lease.

          (d) Tenant shall not use or permit the Premises to be used in any manner that will result in waste or the creation of a nuisance, and Tenant shall maintain the Premises free of any objectionable noises, odors, or disturbances, taking into account the use of the Premises permitted hereby.

          (e) Tenant shall provide notice to Landlord of the make, model and license plate number of each of its employees working at the Premises and shall update such information

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as necessary, but in any event at each anniversary of the Commencement Date.
Tenant's employees, agents and contractors shall only park their vehicles in the last row of the parking lot serving the Premises, which is adjacent to the Premises.

          (f) Tenant shall indemnify, save and hold Landlord harmless from and against any claim, liability, loss, damage or expense (including, without limitation, reasonable attorneys' fees and disbursements) arising out of any violation of the covenants of Tenant contained in this Section by Tenant, or out of any violation of applicable law, rule and regulation, its owners, employees, agents, contractors, customers, guests and invitees, which indemnity obligation shall survive the expiration or termination of this Lease.

     9.   Environmental Compliance.

          (a) Tenant shall, at its sole cost and expense at all times during the Term, comply in all respects with the Environmental Laws (as defined below) in its use and operation of the Premises.

          (b) Tenant shall not use the Premises for the purpose of storing Hazardous Materials (as defined below) except In full compliance with the Environmental Laws and other applicable law, and shall not cause the release of any Hazardous Material.

          (c) Tenant shall notify Landlord promptly and in reasonable detail in the event that Tenant becomes aware of or suspects (i) the presence of any Hazardous Material on the Premises (other than any Permitted Hazardous Materials, as defined below), or (ii) a violation of the Environmental Laws on the Premises.

          (d) If Tenant uses or permits the Premises to be used so as to subject Tenant, Landlord or any occupant of the Premises to a claim of violation of the Environmental Laws (unless contested in good faith by appropriate proceedings), Tenant shall, at its sole cost and expense, immediately cease or cause cessation of such use or operations and shall remedy and fully cure any conditions arising therefrom.

          (e) At its sole cost and expense, Tenant shall (i) immediately pay, when due, the cost of compliance with the Environmental Laws within the Premises, and (ii) keep the Premises free of any liens imposed pursuant to the Environmental Laws if such payments or liens are caused by the Tenant. Tenant shall, at all times, use, handle and dispose of any Permitted Hazardous Material in a commercially reasonable manner and In compliance with the Environmental Laws and applicable industry standards. Tenant shall cooperate with Landlord in arty program between Landlord and any governmental entity for proper disposal and/or recovery of any Permitted Hazardous Material.

          (f) Tenant shall Indemnify, save and hold Landlord harmless from and against any claim, liability, loss, damage or expense (including, without limitation, reasonable attorneys' fees and disbursements) arising out of any violation of the covenants of Tenant contained in this Section by Tenant, or out of any violation of the Environmental Laws by Tenant, its owners, employees, agents, contractors, customers, guests and invitees, which indemnity obligation shall survive the expiration or termination of this Lease.

          (g) In the event that Tenant fails to comply with the any of the foregoing requirements of this Section, after the expiration of the cure period permitted under the Environmental Laws, if any, and after not less than ten (10) days advance written notice from Landlord, Landlord may, but shall not be obligated to (i) elect that such failure constitutes a default under this Lease; and/or (ii) take any and all actions, at Tenant's sole cost and expense, that Landlord deems necessary or desirable to cure any such noncompliance. Tenant shall reimburse Landlord for any costs incurred by Landlord in exercising its options under this subsection within ten (10) days after receipt of a bill therefor.

          (h) Notwithstanding anything contained in this Section to the contrary, Landlord shall indemnify, save and hold Tenant harmless from and against any claim, liability, loss, damage or expense (including, without limitation, reasonable attorneys' fees and disbursements) arising out of any violation of the Environmental Laws by, or the existence of any Hazardous Material on or about the Premises as of the Commencement Date by reason of the act or omission of, Landlord, its owners, employees, agents, contractors, customers, guests and invitees, which indemnity obligation shall survive the expiration or termination of this Lease.

          (i) The provisions of this Section shall survive the expiration or termination of the Term.

         Capitalized terms used in this Section and not otherwise defined herein shall have the following meanings:

                  "Hazardous Materials" means any of the following as defined by
                   -------------------
         the Environmental Laws: solid wastes; medical or nuclear waste or materials; toxic or hazardous substances; natural gas, liquefied natural gas or synthetic fuel gas; petroleum products or derivatives, wastes or contaminants (including, without limitation, polychlorinated biphenyl's); paint containing lead; urea-formaldehyde foam insulation; asbestos (including, without limitation, fibers and friable asbestos); explosives, and discharges of sewage or effluent.

                  "Environmental Laws" means all requirements of environmental,
                   ------------------
         ecological, health, or industrial hygiene laws or regulations or rules of common law related to the Property, including all requirements imposed by any law, rule, order, or regulation of any federal, state, or local executive, legislative, Judicial, regulatory, or administrative agency, board, or authority, which relate to (i) noise;
         (ii) pollution or protection of the air, surface water, ground water, or land; (iii) solid, gaseous, or liquid waste generation, treatment, storage, disposal, or transportation; (iv) exposure to Hazardous Materials; or (v) regulation of the manufacture, processing, distribution and commerce, use, or storage of Hazardous Materials.

                  "Permitted Hazardous Material" means any Hazardous Material
                   ----------------------------
         which is necessary and commercially reasonable for the provision of any good or service related to the use of the Premises permitted by this Lease.

     10.  Maintenance and Repairs.
          -----------------------

          (a) Landlord shall, at its sole cost and expense, maintain in good repair, order, and serviceable condition the Premises and every part thereof, including, without limitation, all structural elements of the Premises and building; all plumbing, ventilation, heating, air conditioning, and electrical systems and equipment in, on, or exclusively serving, the Premises; and all windows, doors, storefronts, plate glass, interior walls, and ceilings which are part of the Premises.

          (b) Except in the case of an emergency, Landlord shall give Tenant reasonable advance notice of Landlord's intent to enter the Premises to perform its obligations under the foregoing Section. Landlord shall use commercially reasonable efforts not to interfere with Tenant.

          (c) If Landlord refuses or neglects to make repairs or maintain the Premises in the manner required by this Section, Tenant shall, upon giving Landlord ten (10) days prior written notice, have the right to perform such maintenance or make such repairs on behalf of and for the account of Landlord. In the event Tenant so elects, Landlord shall reimburse Tenant for the cost of such repairs, maintenance, or replacements within ten (10) days following receipt of a bill therefor.

          (d) Subject to the landlord's obligation in section 10(a), Tenant shall, at its sole cost and expense, keep the interior of the Premises in good condition and repair and maintain the Premises in a good and safe condition.

          (e) If Tenant refuses or neglects to make repairs or maintain the Premises in a manner reasonably satisfactory to Landlord and as required by the foregoing subsection, without prejudice to any other remedy Landlord may have hereunder, upon giving Tenant ten (10) days prior written notice, Landlord shall have the right to enter the Premises and perform such maintenance or make such repairs on behalf of and for the account of Tenant. In the event Landlord so elects, Tenant shall pay the cost of such repairs, maintenance, or replacements within ten (10) days following receipt of a bill therefor.

     11.  Use of Personal Property. As part of this Lease and during the Term,
          ------------------------
Tenant shall have the right to use the cages. cage washer and other personal property (Exhibit B) currently located on the Premises. Tenant shall, at its sole cost and expense, maintain the same in good condition and repair, shall riot remove any of such property from the Premises, and shall repair or replace any of such property damaged during the Term. Upon expiration or termination of the Lease Term,, Tenant shall surrender such property to Landlord in the same condition and quantity as when taken, reasonable wear and tear (but not casualty) excepted. Any personal property belonging to the Tenant, located in the Premises, shall remain the property of Tenant and may be removed by Tenant at expiration of the Term. The obligations of Tenant under this Section shall survive expiration or earlier termination of this Lease.

     12.  Improvements; Condition of Premises.
          -----------------------------------

          (a) Landlord will make the improvements to the Leases Premises specified on Exhibit A attached hereto (the "Improvements"). Upon delivery of
                                             ------------
the Premises to the Tenant in
accordance with the terms of the Lease, Tenant shall pay Landlord $20,000.00 to defer the cost of the Improvements.

          (b) Excepting the Improvements, Tenant accepts the Premises in its "as is" condition. Tenant acknowledges that Landlord makes no warranty of any kind with respect to the Premises. Accordingly, Tenant agrees that so long as Landlord is not in breach of its obligation to maintain the Premises as set forth in Section 10 hereof, Tenant is barred from making any claim or demand upon, or bringing any action against, Landlord for any loss, cost, injury, damage or other expense caused by any failure or defect, structural or non-structural, of the Premises or any part thereof.

     13.  Alterations.
          -----------

          (a) Tenant shall not make any alteration of any kind to the Premises without the prior written consent of Landlord. Any such consent may be conditioned upon Tenant removing any such alterations upon the expiration or termination of this Lease and restoring the Premises to its condition as of the Commencement Date, normal wear and tear excepted. Properly qualified and licensed personnel shall do all work with respect to any alteration in a good and workmanlike manner, and such work shall be diligently prosecuted to completion.

          (b) Notwithstanding the foregoing, Tenant may make cosmetic changes to the Interior of the Premises without Landlord's consent so long as such changes do not affect the structure or function of the Premises or violate applicable law.

     14.  Liens. Tenant shall do all things necessary to prevent the filing of
          -----
any liens or encumbrances against the Premises, or any part thereof, or upon any interest of Landlord or any mortgagee in any portion of the Premises, by reason of labor, services or materials supplied or claimed to have been supplied to Tenant, or anyone holding the Premises, or arty part thereof, through or under Tenant. If any such lien or encumbrance shall at any time be filed against all or any portion of the Premises, Tenant shall either cause same to be discharged of record within thirty (30) days after the date of filing of same or, if Tenant in good faith determines that such lien should be contested, Tenant shall either
(i) bond over such lien in accordance with applicable law, or (ii) furnish such security as Landlord shall determine to be necessary and/or required to prevent any foreclosure proceedings against all or any portion of the Premises during the pendency of such contest. If Tenant shall fail to discharge or bond over such lien or encumbrance or fail to furnish such security within such period, then, in addition to any other right or remedy of Landlord resulting from said default of Tenant, Landlord may, but shall not be obligated to, discharge the same either by paying the amount claimed to be due or by procuring the discharge of such lien by giving security or in such other manner as is, or may be, prescribed by law, and Tenant agrees to reimburse Landlord within ten (10) days after demand for all costs, expenses, and other sums of money spent in connection therewith.

     15.  Assignment and Subletting. Tenant shall not assign this Lease or
          -------------------------
sublet the Premises without the prior written consent of Landlord, which consent may be withheld in the sole and absolute discretion of Landlord. Notwithstanding the foregoing, Tenant may assign this Lease without Landlord's consent to (a) any entity controlled by, or under common control with, Tenant, (b) any successor in interest to Tenant by reason of merger, consolidation or corporate

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reorganization, or by purchase of substantially all of the assets of Tenant;
provided Tenant gives Landlord not less than ten (10) days advance notice of such assignment and the assignee executes and delivers to Landlord the instrument of assignment which provides that the assignee agrees to be bounds by this Lease as of the effective date of the assignment.

     16.  Access to Premises. During the Term, Landlord shall have access to the
          ------------------
Premises, for the purpose of inspecting the same, during reasonable business hours and upon reasonable notice, or at any time in the event of an emergency.

     17.  Insurance. Tenant shall obtain and maintain during the Term
          ---------
comprehensive general liability insurance against any loss, liability or damage on, about or relating to the Premises, with limits of not less than $2,000,000 for death or injuries to one person and not less than $2,000,000 for death or injuries to two or more persons in one occurrence, and not less than $500,000 for damage to property. If such insurance coverage has a deductible clause, the deductible amount shall not exceed $5,000 per occurrence, and Tenant shall be liable for such deductible amount. The policies evidencing such insurance shall name Landlord as an additional insured. Upon execution of the Lease, Tenant shall provide to Landlord copies of the insurance policy or policies, or originally signed certificates of insurance therefor, evidencing such coverage.

     18.  Hold Harmless. Tenant shall indemnify, save and hold Landlord harmless
          -------------
from and against any damage, cost or liability arising out of or relating to any injury or injuries, death(s), damages or losses to any person(s) or property that may be suffered or sustained by Tenant or subtenant(s) or any of their respective agents, servants, employees, patrons, customers, invitees, visitors, licensees or by any other person or persons in or on the Premises or any part thereof, or arising from the use or occupancy of the Premises by Tenant or its subtenant(s) or any of their respective agents, servants, employees, patrons, customers, invitees, visitors or licensees.

     19.  Eminent Domain. If all or any portion of the Premises shall be taken
          --------------
by the exercise of the right of eminent domain for any public or quasi-public improvement or use, this Lease shall terminate on the date when title to the Premises, so taken, shall vest in the appropriate authority, or on the date when any possession is required to be surrendered, whichever Is later.

     20.  Damage to the Premises. In the event the Premises shall be damaged by
          ----------------------
fire or other casualty in such a manner as to be capable of being repaired within a commercially reasonable time (as determined by Landlord in the exercise of its sole and absolute discretion) Landlord shall repair the same and, unless such damage results from the negligence of Tenant, during the time that repairs to the Premises are being made, the Minimum Monthly Rent shall abate in proportion to the area of the Premises rendered untenantable by such fire or other casualty. NOTWITHSTANDING THE FOREGOING, TENANT ACKNOWLEDGES, AGREES AND UNDERSTANDS THAT TENANT SHALL BE SOLELY LIABLE FOR DAMAGE OF ANY KIND TO THE PREMISES RESULTING SOLELY FROM THE NEGUGENCE OR WILLFUL MISCONDUCT OF TENANT OR ANY OF ITS EMPLOYEES, AGENTS OR CONTRACTORS. In the event that the Premises shall be damaged by Lire or other casualty to such an extent that the Premises cannot be repaired within the time determined by Landlord and noticed to Tenant, then this Lease shall, at Landlord's option, terminate as of the date of such fire or casualty; provided, however, that In the event Landlord cannot restore the Premises within six (6) months after such casualty, Tenant may terminate this Lease by giving written notice of such election to Landlord.

     21.  Quiet Enjoyment. Landlord represents and warrants that during the Term
          ---------------
or any extension thereof, and so long as Tenant performs the agreements, terms, covenants and conditions of this Lease, Tenant shall peaceably and quietly have, hold and enjoy the Premises for the Term, without hindrance or interference by or from Landlord, or any other person or persons claiming through Landlord.

     22.  Right to Mortgage. This Lease may be subordinate to any mortgage now
          -----------------
or hereafter encumbering the Premises or the land upon which the Premises is located, any improvements on such land and to any and all advances to be made thereunder, interest thereupon, and all renewals, replacements and extensions thereof, provided the mortgagee named in such mortgage agrees, in the event of a foreclosure, to recognize the rights of Tenant under this Lease while Tenant is not in default in Tenant's obligations hereunder. Notwithstanding any provision herein contained, any mortgagee, at its election, by notice in writing delivered to Landlord and Tenant, shall be entitled to have this Lease is dated prior to the lien of its mortgage whether or not the Lease is dated prior or subsequent to the date of such mortgage.

     23.  Events of Default; Termination. Tenant shall be in default under this
          ------------------------------
Lease if any one or more of the following events (each an "Event of Default") shall occur:

          (a) Tenant shall default in the payment of rent due hereunder or any other sums due hereunder when and as the same become due and payable and such default shall continue for more than ten (10) days after Landlord shall have given Tenant written notice of such default; or

          (b) Tenant shall default in the performance of, or compliance with any other term or provision hereof, and such default shall continue for more than thirty (30) days after Landlord shall have given Tenant written notice of such default, specifying the default complained of, and Tenant shall not within such period have commenced with due diligence and dispatch to cure such default, or if Tenant shall, within such period, have commenced with due diligence and dispatch the carrying of such default and shall thereafter have failed or neglected to prosecute and complete with due diligence and dispatch the curing of such default.

          (c) The admission by Tenant of its inability to pay debts as they mature.

          (d) Institution by or against Tenant of any bankruptcy, insolvency, reorganization, receivership or other similar proceeding involving the creditors of Tenant which, if instituted against Tenant, is not dismissed within sixty
(60) days after the commencement thereof.

          (e) The issuance or filing of any judgment, attachment, levy, garnishment or the commencement of any related proceeding or the commencement of any other judicial process upon or with respect to Tenant or substantially all of the assets of Tenant, or the Premises, which is not dismissed within sixty
(60) days.

          (f) Dissolution, termination of existence, insolvency, business failure or assignment for the benefit of creditors of or by Tenant.

     24.  Remedies Upon Default. Upon the occurrence of an Event of Default,
          ---------------------
Landlord may pursue any legal and equitable remedy available and may additionally, at its option, terminate this Lease upon ten (10) days notice to Tenant and re-enter and repossess the Premises.

     25.  Expenses, Damages, Re-Entry. Should Landlord obtain possession of the
          ---------------------------
Premises by re-entry, summary proceedings, or otherwise, Tenant shall pay Landlord the expense incurred in obtaining possession of the Premises, all expenses and commission which may be paid to relet the Premises and all other damages, including reasonable attorney fees. Landlord shall use its best efforts to relet the Premises for such rental, upon such terms and from time to time as Landlord may see fit, and Tenant shall pay each month to Landlord the difference between the rent due hereunder and the amount of rent that is collected and received for the Premises for the remainder of the Term obtained by Tenant remaining after Landlord's taking of possession of the Premises.

     26. Delivery of Possession at Termination. Upon expiration or termination
         -------------------------------------
of this Lease in accordance with the terms hereof, Tenant shall surrender and deliver up the Premises in like condition as when taken, reasonable wear and tear excepted, except in the case of termination of this Lease because of condemnation or casualty as provided in this Lease.

     27.  Holding Over. In the event Tenant holds over after the termination of
          ------------
this Lease, Tenant's tenancy thereafter shall be from month to month in the absence of a written agreement to the contrary, subject, however, to all of the obligations of Tenant under this Lease; provided, however, that the Minimum Monthly Rent due hereunder shall Increase by 50%.

     28.  Security Deposit.
          ----------------

          (a) Landlord acknowledges the receipt from Tenant of the sum of $5,00O.OO, which Landlord may retain as security for the payment, and performance of all of the obligations and covenants of Tenant contained in this Lease and for the personal property referred to in Section 12 hereof (the "Security Deposit"). Landlord shall have no obligation to apply the Security Deposit against any amount due or owing from Tenant under this Lease, nor shall the rights and remedies of Landlord under this Lease shall be affected in any manner by the fact that Landlord holds the Deposit. Should Landlord apply any portion of the Security Deposit in respect of any obligation of the Tenant under this Lease, Tenant shall, within ten (10) after receipt of written notice from Landlord to do so, pay the amount set forth in such notice necessary to restore the Security Deposit to its original amount. Landlord may commingle the Security Deposit with its other funds and shall have no obligation to pay Interest on the Security Deposit to Tenant.

          (b) Upon the occurrence of an Event of Default, Landlord may apply the Security Deposit against any damages or costs suffered by Landlord by reason of such Event of Default or the exercise of the remedies provided herein for Landlord upon the occurrence of and Event of Default. Provided Tenant is not then In default under this Lease upon the expiration of the Term, Landlord shall promptly return any unapplied portion of the Security Deposit to Tenant.

     29.  Notices. Whenever under the terms of this Lease any notice is
          -------
required, or whenever a notice or communication is sent, the same shall be in writing and delivered by registered or certified mail, return receipt requested, postage prepaid, or by a nationally recognized overnight courier service, addressed to Landlord and Tenant at the address for each shown in the introductory paragraph of this Lease, or to such other addresses as either of the parties above-mentioned shall designate by written notice, receipted for in writing by the other party.

     30.  No Waiver. No waiver of any covenant or condition contained In this
          ---------
Lease or of any breach or of any such covenant or condition shall constitute a waiver of any subsequent breath of such covenant or condition by either party, or justify or authorize a nonobservance on any other occasion of the same or any other covenant or condition hereof, of either party.

     31.  Binding Any Successors and Assigns. Except as otherwise provided in
          ----------------------------------
this Lease, all covenants, guaranties, provisions and conditions of this Lease shall be binding on and inure to the benefit of the parties hereto, their respective personal representatives, successors and assigns.

     32.  Governing Law. This Lease shall be interpreted and shall in all
          -------------
respects be governed and enforced in accordance with the laws of the state of Michigan, without giving effect to principals of conflicts of laws.

     33.  Captions. The captions of the paragraphs and subparagraphs of this
          --------
instrument are solely for convenience and shall not be deemed part of this instrument for the purpose of construing the meaning thereof or for any other purpose.

     34.  Entire Agreement. This Lease contains the entire agreement of the
          ----------------
parties hereto with respect to the leasing and renting of the Premises and this Lease may not be amended, modified, released or discharged, in whole or m part, except by art instrument in writing signed by the parties hereto.

     35. Counterparts. This Lease may be executed in one or more counterparts,
         ------------
each of which shall constitute an original, and all of which together shall constitute one and the same instrument.

     The parties hereto have executed this Lease as of the day and year first above written.

     MAXEY, LLC                    ESPERION THERAPEUTICS, INC.


By: /s/ Kirk M. Maxey                 By: /s/ Roger S. Newton  1/8/99
   ----------------------------          -----------------------------
   Kirk M. Maxey, M.D.                Roger S. Newton, Ph.D.
   Its Sole Member                    Its President

                                   EXHIBIT A

                                 IMPROVEMENTS
                                 ------------

1.   Seal the floor;

2.   Paint the ceiling and walls, as needed;

3.   Repair the boiler;

4.   Repair the cage washer;

5. Ensure that the existing heating, ventilation and air conditioning system is in good condition and repair;

6. Ensure that all existing electrical and plumbing systems are in good condition and repair; and

7. Ensure secure exterior locks and provide a set of keys and/or cards to Tenant.

                                   EXHIBIT B

                            PERSONAL PROPERTY ITEMS
                            -----------------------

         16       -        Rabbit Cages 24"

         96       -        Rabbit Cages 18"

         10       -        Animal Racks

         11       -        Water Dump Tanks

         1        -        Mouse Rack

         61       -        Mouse Cages with feeders

         50       -        Mouse Cages without feeders

         1        -        Utility Wash Rack

         104      -        Feeder Boxes

         54       -        Hose Couplings

         2        -        Plastic Pallets

         7        -        Squeeges

         2        -        Fire Blankets

         3        -        Fire Extinguishers

         20       -        Rack Drain Troughs

         1        -        Cage Washer

                           Edstrom Animal Watering System to all Animal Rooms

                                      A-2